UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 10, 2021

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Madison Avenue, 32nd Fl
New York	New York	10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (212) 626-2300

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange
Registrant's Web site address: www.chimerareit.com
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition

    On February 10, 2021, the registrant issued a press release announcing its financial results for the quarter ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report.

    On February 10, 2021, the registrant posted supplemental financial information on the News & Events - Press Releases section of its website (www.chimerareit.com). A copy of the supplemental financial information is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 8.01 Other Events

On February 10, 2021, the registrant issued a press release announcing its its Board of Directors has authorized to increase the size of its share repurchase program from $150 million to $250 million (the “Share Repurchase Program”). The Share Repurchase Program is expected to be funded through the registrant’s existing capital. As of February 10, 2021, an aggregate of $228 million would be available under the Share Repurchase Program to repurchase shares of the registrant’s common stock. All other terms and conditions of the Share Repurchase Program remain in full force and effect, as previously approved by the registrant’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated February 10, 2021, issued by Chimera Investment Corporation
99.2	Supplemental Financial Information for the quarter ended December 31, 2020

SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
      Chimera Investment Corporation
       By: /s/ Rob Colligan
             Name:    Rob Colligan
             Title:    Chief Financial Officer
Date: February 10, 2021